UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

iCAD, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

iCAD, Inc.

98 Spit Brook Road

Nashua, New Hampshire 03062

April 29, 2024

Dear Stockholders:

You are cordially invited to attend iCAD, Inc.’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Thursday, June 13, 2024 at 10:00 A.M. (EDT), virtually via the internet at https://www.cstproxy.com/icad/2024. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the internet. No physical meeting will be held.

Details regarding how to attend the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is very important. Regardless of whether you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the virtual Annual Meeting.

Cordially,

/s/ Dana Brown

Dana Brown

Chief Executive Officer, President, and Chair of the Board

iCAD, Inc.

98 Spit Brook Road

Nashua, New Hampshire 03062

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2024

To the Stockholders of iCAD, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of iCAD, Inc. (the “Company,” “our” and “we”) will be held virtually via the internet at https://www.cstproxy.com/icad/2024 on Thursday, June 13, 2024, at 10:00 A.M. (EDT), for the following purposes:

1.	To elect six directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To approve the Company’s 2024 Omnibus Equity Incentive Plan (“Plan”, and such proposal, the “Plan Proposal”);

3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”);

4.	To approve, by non-binding advisory vote, the preferred frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say on Frequency Proposal”);

5.	To ratify the appointment of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast on the internet. No physical meeting will be held. Only stockholders of record at the close of business on April 22, 2024 are entitled to receive the notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

If your shares are registered in your name with Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/icad/2024, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least 5 business days prior to the meeting date.

The Company’s Board of Directors (the “Board”) believes that the election of the nominees specified in the accompanying proxy statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees. The Board unanimously recommends that you vote “FOR” the Plan Proposal, “FOR” the Say on Pay Proposal, “FOR 1-Year” for the Say on Frequency Proposal, and that you vote “FOR” ratifying the appointment of BDO as the Company’s independent registered public accounting firm.

By Order of the Board of Directors,

/s/ Dana Brown
Dana Brown
Chief Executive Officer, President, and Chair of the Board

April 29, 2024

Page

PROXY STATEMENT SUMMARY	2
ANNUAL MEETING OF STOCKHOLDERS	3
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING	4
Outstanding stock and voting rights	9
proposal I. Election of Directors	10
Corporate Governance	13
Section 16(a) Beneficial ownership Reporting Compliance	16
Code of business conduct and ethics	16
communications with the board	16
CONSIDERATION OF DIRECTOR NOMINEES	16
Compensation of directors	18
Director Compensation	19
Executive Officers	20
Executive Compensation	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	31
AUDIT COMMITTEE REPORT	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
Proposal II. TO APPROVE THE COMPANY’S 2024 OMNIBUS EQUITY INCENTIVE PLAN	34
PROPOSAL III. TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION	40
PROPOSAL IV. TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON RESOLUTIONS APPROVING FUTURE NAMED EXECUTIVE OFFICER COMPENSATION	41
Proposal V. TO RATIFY THE APPOINTMENT OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	42
STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING	43
STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING	43
OTHER INFORMATION	44

iCAD, Inc.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date:	June 13, 2024

Time:	10:00 A.M. (EDT)

Place:	Virtually via the Internet at https://www.cstproxy.com/icad/2024.

Meeting Admission:	You are invited to virtually attend the Annual Meeting if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of April 22, 2024. You may attend the Annual Meeting and vote during the Annual Meeting by visiting https://www.cstproxy.com/icad/2024 and using your control number to enter the virtual Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership.

Record Date:	April 22, 2024

Voting:	Stockholders as of the record date are entitled to one vote per share on matters presented at the Annual Meeting or any postponements or adjournments of the Annual Meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of six directors	FOR each Director Nominee	10
Approval of the Plan Proposal	FOR	34
Approval, on an advisory basis, of the Say on Pay Proposal	FOR	40
Approval, on an advisory basis, of the Say on Frequency Proposal	FOR 1-Year	41
Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	42

In addition to these matters, stockholders may be asked to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Corporate Governance Highlights

Set forth below are highlights of our corporate governance practices that are further discussed in the “Corporate Governance” section of the proxy statement beginning on page 13:

•	Five of our six directors are independent under Nasdaq standards.
•	Leadership of our Board of Directors (our “Board”) consists of a Chair of the Board and independent Committee Chairs.
•	We value diversity, which is exhibited in our directors’ gender, ethnicity, experience and skills.
•	Our Board met 16 times in 2023 with executive sessions of independent directors at each regularly scheduled Board meeting and as deemed necessary.
•	No classified board; directors are elected annually.
•	A “Say on Pay” advisory vote is conducted annually.
•	Stockholders are asked to ratify the appointment of our independent registered public accounting firm annually.
•	The Chair of our Audit Committee also serves on our Compensation Committee.

iCAD, Inc.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iCAD, Inc. (the “Company”, “iCAD”, “we”, “us”, or “our”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 13, 2024 at 10:00 A.M. (EDT), virtually via the internet at https://www.cstproxy.com/icad/2024. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the internet. No physical meeting will be held. Management intends to send or give to stockholders this proxy statement, the accompanying form of proxy card and the 2023 Annual Report to Stockholders on or about May 1, 2024.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute a revocation of your proxy.

If your shares are held in street name through a broker, bank, or other nominee, please review the voting instructions provided by the broker, bank or other nominee holding your shares or contact such organization regarding how to change your vote.

The address and telephone number of the principal executive offices of the Company are:

98 Spit Brook Road

Nashua, NH 03062

Telephone No.: (603) 882-5200

At the Annual Meeting, the stockholders of the Company will vote on: (1) the election of six nominees to serve as directors, (2) approval of the Company’s 2024 Omnibus Equity Incentive Plan (“Plan”, and such proposal, the “Plan Proposal”), (3) approval, by non-binding advisory vote, of the resolution approving named executive officer compensation (the “Say on Pay Proposal”), (4) approval, by non-binding advisory vote, of the preferred frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (the “Say on Frequency Proposal”), (5) the ratification of the appointment of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (6) any other matters properly brought before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 13, 2024. This Proxy Statement, the form of proxy and the Company’s 2023 Annual Report to Stockholders are available for review on the Internet at https://www.cstproxy.com/icad/2024.

Your Vote is Important

Please vote as promptly as possible by signing, dating and returning the enclosed Proxy Card. You may also vote by attending the Annual Meeting.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the 2024 annual meeting of stockholders of iCAD, Inc., a Delaware corporation, and any postponements or adjournments thereof. The Annual Meeting will be held on June 13, 2024 at 10:00 a.m. (EDT), at virtually via the internet at https://www.cstproxy.com/icad/2024. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the internet.

Stockholders are invited to attend the virtual Annual Meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about May 1, 2024 to all stockholders entitled to vote at the Annual Meeting.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on April 22, 2024, the record date, are entitled to vote at the Annual Meeting. As of the record date, there were 26,367,775 shares of our common stock, par value $0.01 per share (our “common stock”) issued and outstanding, held by 89 holders of record. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Annual Meeting, your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online, by mail, or online at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Annual Meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides.

How do I gain admission to the virtual Annual Meeting or vote my shares at the virtual Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was April 22, 2024, or you hold a valid proxy for the Annual Meeting.

Registered Stockholders

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/icad/2024, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental Stock Transfer (“Continental”), proxy@continentalstock.com. Beneficial stockholders who mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial stockholders should contact Continental at least five business days prior to the meeting date.

How do I ask questions at the virtual Annual Meeting?

Stockholders have multiple opportunities to submit questions to the Company for the virtual Annual Meeting. Stockholders who wish to submit a question in advance may do so at https://www.cstproxy.com/icad/2024. Stockholders may also submit questions online during the meeting at https://www.cstproxy.com/icad/2024. Given time constraints, some questions may not be addressed during the virtual Annual Meeting.

What am I voting on?

You are being asked to vote on five proposals:

•	the election of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle to the Board, to serve until our next annual meeting of stockholders;
•	the Plan Proposal;
•	the Say on Pay Proposal;
•	the Say on Frequency Proposal; and
•	the ratification of the appointment of BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

What if other matters are properly brought before the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason any of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, or Michael Doyle is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our Board.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•	“FOR” the election of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle to the Board;
•	“FOR” the Plan Proposal;
•	“FOR” the Say on Pay Proposal;
•	“FOR 1-Year” for the Say on Frequency Proposal; and
•	“FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Can I vote my shares without attending the virtual annual meeting?

Stockholder of Record: Shares Registered in Your Name

Stockholders of record may vote their shares by proxy, by mail or Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.	To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.
2.	To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the virtual Annual Meeting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on June 12, 2024.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend. However, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	entering a new vote over the Internet (until the applicable deadline set forth above);
•	returning a later-dated proxy card (which automatically revokes the earlier proxy);
•	providing a written notice of revocation to our corporate secretary at iCAD, Inc., 98 Spit Brook Road, Nashua, NH 03062, Attn: Corporate Secretary; or
•	attending the Annual Meeting and voting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our Board. Dana Brown, our President and Chief Executive Officer, and Eric Lonnqvist, our Chief Financial Officer, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. Holders of at least a majority of the voting power of our outstanding common stock entitled to vote at the Annual Meeting must be present in person (including virtually) or represented by proxy for us to hold and transact business at the Annual Meeting. On the record date, there were 26,367,775 shares outstanding and entitled to vote. Thus, the holders of at least 13,183,888 shares must be present in person (including virtually) or represented by proxy at the Annual Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 5) is considered routine under the rules of the Nasdaq Stock Market LLC (“Nasdaq”). All other proposals are considered “non-routine” under applicable federal securities rules and the rules of The Nasdaq Stock Market LLC.

What are the effects of abstentions and broker non-votes?

Abstentions (i.e. shares present at the annual meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and generally have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the annual meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 5). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal No. 5, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Directors. The election of each of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle to the Board requires a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of a director. This means that if each of the nominees receives one or more votes, he or she will be elected as a director. You may vote “FOR” or “WITHHOLD” for each of the nominees. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent any of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle from being elected as a director. Shares voted “WITHHOLD” will count towards the quorum requirement for the Annual Meeting.

Proposal No. 2: Approval of the Plan.  The approval of the Plan Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Proposal No. 3: Say on Pay. The approval, on an advisory basis, of the Say on Pay Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Proposal No. 4: Say on Frequency. The approval, on an advisory basis, of the Say on Frequency Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR 1-YEAR,” “FOR 2-YEARS,” “FOR 3-YEARS,” or “ABSTAIN” on this proposal.

Proposal No. 5: Ratification of Appointment of BDO. The ratification of the appointment of BDO requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

Who will count the votes?

A representative of Continental will tabulate the votes and may act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle to the Board;
•	“FOR” the Plan Proposal;
•	“FOR” the Say on Pay Proposal;
•	“FOR” the Say on Frequency Proposal; and
•	“FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter - Proposal No. 5 relating to ratifying the appointment of BDO. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1, 2, 3 or 4.

How can I contact iCAD’s transfer agent?

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

How are proxies solicited for the Annual Meeting, and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies, although we may engage a proxy solicitor in the future.

If you choose to access the proxy materials and/or vote over the Internet, or attend the virtual Annual Meeting, you are responsible for any Internet access charges you may incur.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”), within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us at the address below, or call us at (603) 882-5200:

iCAD, Inc.
Attention: Corporate Secretary
98 Spit Brook Road

Nashua, NH 03062

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled “Proposals of Stockholders for 2025 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2025 annual meeting.

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company’s common stock at the close of business on April 22, 2024 are entitled to receive notice of and to vote at the Annual Meeting. As of the record date, the Company had 26,367,775 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters. There are no cumulative voting rights.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation, as amended, provides for the annual election of all of its directors. Currently, at each annual meeting of stockholders, directors are elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until the director’s earlier resignation or removal. Each director nominee named below, who is presently a member of the Board, has indicated to the Board that he or she will be available to serve on the Board if elected. All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee. Each of Dr. Rakesh Patel, Mr. Andy Sassine, Dr. Susan Wood and Ms. Dana Brown were elected as directors by our stockholders at our 2023 annual meeting of stockholders. Michael Doyle and Dr. Hedvig Hricak were appointed as directors by the Board in January 2024 and February 2024, respectively.

The following table sets forth the name, age and principal occupation of each nominee for election at this Annual Meeting, as well as respective nominee’s length of continuous service as a director of the Company. In addition to the information presented below regarding each director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. Each respective director nominee has demonstrated impressive business acumen, the ability to exercise sound judgment, belief in the Company’s business and its goals, and commitment of service to iCAD and our Board.

Name	Age	Principal Occupation or Employment	Director Since
Dana Brown	59	Chief Executive Officer, President, and Chair of the Board of iCAD, Inc.	2022
Michael Doyle	66	President, Chief Executive Officer and Director of Spire Health	2024
Dr. Hedvig Hricak	77	Carroll and Milton Petrie Endowed Chair of Radiology, Memorial Sloan Kettering Cancer Center	2024
Dr. Rakesh Patel	50	Chief Executive Officer of Precision Cancer Specialists Medical Group	2018
Andy Sassine	59	Chief Financial Officer of Arcturus Therapeutics Holdings Inc.	2015
Dr. Susan Wood	60	Chief Executive Officer of VIDA Diagnostics, Inc.	2018

Ms. Dana Brown has served as Chief Executive Officer and President since March 2023, as Chair of the Board since January 2023, and as a Director since January 2022. Previously, Ms. Brown served as a Strategic Advisor to Susan G. Komen® the world’s leading nonprofit breast cancer organization, and served as the organization’s Senior Vice President, Chief Strategy and Operations Officer from November 2018 to April 2022. Prior to joining Susan G. Komen®, Ms. Brown served as Senior Vice President and Chief Digital Officer at United Way Worldwide, a global network of over 1,800 nonprofit fundraising affiliates. Ms. Brown was a founding member of several successful ventures; she co-founded and served as Chief Marketing Officer for MetaSolv Software (acquired by Oracle), and served as Chief Executive Officer of Ipsum Networks. Ms. Brown spent the early years of her career with Texas Instruments Incorporated and global accounting firm Arthur Andersen. Ms. Brown received her BS in Computer Science and Accounting from Southwest Baptist University. We believe Ms. Brown’s qualifications to serve on our Board include her significant experience as an executive in the healthcare industry and her understanding of our products and markets.

Mr. Michael Doyle has served as a Director since January 2024. Mr. Doyle has served as the President, Chief Executive Officer and Director of Spire Health, a leading healthcare technology company since November 2022. Prior to that role, Mr. Doyle served as President, Chief Executive Officer, and Director of COTA Healthcare (October 2018 – December 2021), and QPID Health (December 2012 – September 2018). Mr. Doyle was the Co-Chairman of the board of directors of Medsphere Systems Corporation from August 2011 to December 2012 and the President, Chief Executive Officer and Director from October 2007 to August 2011. From April 2006 to June 2007, Mr. Doyle served as the Chief Executive Officer and Director of Advantedge Healthcare Solutions. From January 2005 to March 2006, Mr. Doyle served as the Chief Executive Officer of Windward Advisors. From March 2000 to December 2004, Mr. Doyle served as Chairman and Chief Executive Officer of Salesnet. Mr. Doyle previously served as a Director of Novelos Therapeutics. From 1989 to 1997, Mr. Doyle served as Chairman and Chief Executive Officer of Standish Care/Carematrix, a company he founded. Mr. Doyle received a B.S. in biology from Tufts University and a M.B.A. with a concentration in finance and hospital administration from the University of Chicago (Booth School of Business). We believe Mr. Doyle’s qualifications to serve on our Board include his extensive leadership experience and expertise in the healthcare and technology industries..

Dr. Hedvig Hricak has served as a Director since February 2024. Dr. Hricak has been a member of the Molecular Pharmacology and Chemistry Program at Sloan Kettering Institute since 2000, and a member of the Department of Radiology at Sloan Kettering Cancer Center since 1999. Dr. Hricak has been a Professor at the Gerstner Sloan-Kettering Graduate School of Biomedical Sciences since 2004, and a Professor at the Weill Medical College of Cornell University since 2000. Dr. Hricak is an elected member of the National Academy of Medicine (“NAM”) of the United States and received the David Rall Medal, the NAM award for distinguished leadership. Dr. Hricak has also received the Order of the Croatian Morning Star of Katarina Zrinska Presidential Award of Croatia, as well as eight gold medals and 23 honorary fellowships from radiological societies around the world. Dr. Hricak holds honorary doctorates from the Ludwig Maximilian University, Munich, Germany and the University of Toulouse III, Paul Sabatier, Toulouse, France. Dr. Hricak received an M.D. from the University of Zagreb, Yugoslavia, and a Dr.Med.Sc (Ph.D) from the Karolinska Institute, Stockholm, Sweden. We believe Dr. Hricak’s qualifications to serve on our Board include her extensive experience and clinical expertise in radiology, research, and the development of novel imaging applications.

Dr. Rakesh Patel has served as a Director since October 2018. He is the Managing Partner of Precision Cancer Specialists Medical Group. He serves as Chair of the High-Risk Breast Program and is the Director of the Cancer Program at Good Samaritan Hospital in Los Gatos, California. He leads several patient and physician training initiatives and has given over 100 global presentations and publications in Advances in Breast Cancer, Genetics, Genomics, and Targeted Cancer Therapy. He was appointed to the President’s Cancer Panel addressing barriers to breast cancer screening during the pandemic and is a Past-President of the American Brachytherapy Society. He is the Principal Investigator of several national real world data cancer registry studies and has a special interest in Cancer Risk, Genetics, Genomics, and Patient Reported Outcomes. He is co-founder of the TME Breast Care Network; a high-end physician peer-to-peer knowledge-sharing, research, education and advisory group. He enjoys actively participating in early-stage healthcare startups in digital health, AI, clinical decision support and patient engagement. He has had several successful health-tech exits from clinical concept to private equity or public company acquisition and has led several Business, Strategic, and Scientific Boards. His focus has been to identify true gaps in patient care and physician clinical workflows and in turn to develop disruptive, easy-to-adopt digital health, virtual care, decision support, and patient-centric platforms. He holds a Bachelor of Science degree from the University of Notre Dame and an M.D. from Indiana University School of Medicine. Dr. Patel completed his radiation oncology residency at the University of Wisconsin-Madison. We believe Dr. Patel’s qualifications to serve on our Board include his expertise in the medical field as well as his understanding of our products and markets.

Mr. Andy Sassine has served as a Director since 2015. Mr. Sassine has served Arcturus Therapeutics Holdings Inc. (NASDAQ: ARCT), a biotech company focusing on using mRNA to target rare diseases, as Chief Financial Officer since January 2019 and as a member of the board of directors since September 2019 and from May 2018 until June 2019. Mr. Sassine served in various positions at Fidelity Investments from 1999 to 2012, rising to the position of Portfolio Manager. Prior to joining Fidelity, he served as a vice president in the Acquisition Finance Group at Fleet National Bank. Mr. Sassine previously served on the boards of Exicure, Inc., MYnd Analytics, Inc., Acorn Energy, Freedom Meditech, Inc., Gemphire Therapeutics, Inc., and MD Revolution. Mr. Sassine was a member of the Henry B. Tippie College of Business, University of Iowa Board of Advisors from 2009 to 2018 and served on the Board of Trustees at the Clarke Schools for Hearing and Speech from 2009 to 2014. Mr. Sassine holds a Bachelor of Arts degree from the University of Iowa and an MBA from the Wharton School at the University of Pennsylvania. We believe Mr. Sassine’s extensive knowledge and experience as a fund manager and board member of other similarly sized companies qualifies him to serve as a member of our Board.

Dr. Susan Wood has served as a Director since October 2018. Dr. Wood has 25 years’ experience championing innovative clinical solutions into routine clinical use. Dr. Wood was recognized as one of the top 50 CEOs by Healthcare Technology Report; she also received the Joe Rosenfeld Award for outstanding leadership. Since September 2009, Dr. Wood has served as the President and Chief Executive Officer of VIDA Diagnostics, Inc., a leader in precision imaging and AI for pulmonary medicine (“VIDA”). VIDA, led by Dr. Wood, was named one of “15 Companies That Are Saving The World From Covid-19” by Forbes and “AI for Lung Care Company of the Year” by Frost and Sullivan. Prior to VIDA, she held executive positions at Vital Images, Inc. (now Canon) and R2 Technology (now Hologic). Dr. Wood has been issued multiple patents in the field of artificial intelligence and quantitative imaging; authored numerous peer-reviewed papers and abstracts. In addition to serving as CEO of VIDA, Dr. Wood serves on the Board of Governors at the University of Maryland, and is past Chair of the Board of Visitors of the Graduate School at Duke University. Dr. Wood received her Ph.D. from the Johns Hopkins Medical Institutions, School of Hygiene and Public Health. Her Ph.D. work combined quantifying three-dimensional lung structure with changes in lung function using high-resolution CT imaging. She also holds a Master of Science degree in Biomedical Engineering from Duke University, and a Bachelor of Science in Engineering from the University of Maryland, College Park. We believe Dr. Wood’s qualifications to serve on our Board include her expertise in the medical field and her knowledge of our markets.

APPROVAL REQUIRED AND RECOMMENDATION

Each director shall be elected by a plurality of the votes of the shares present in person (including virtually) or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE ELECTION OF EACH NOMINEE LISTED ABOVE.

CORPORATE GOVERNANCE

The Board of Directors and Director Independence

The Board currently consists of six members. The Board has determined that all directors other than Dana Brown meet the director independence requirements under the applicable listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).

Leadership Structure

The Board believes that it can best leverage Ms. Brown’s experience while she works on day-to-day matters at the Company. The Board believes that the Company and its stockholders will benefit from the expertise of Ms. Brown serving as Chair. The other members of the Board are well positioned to advise on areas where they have specific expertise.

There are no family relationships among any of our directors and executive officers, nor have any of our directors or executive officers been involved in a legal proceeding that would be required to be disclosed pursuant to either 103(c)(2) or 401(f) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Oversight of Risk

The Board’s Role

The Board’s role in the Company’s risk oversight process includes receipt and review of scheduled and ad hoc reports from members of the executive management team which relate to areas of actual or potential material risk to the Company, including but not limited to, operational, financial, legal, regulatory, strategic, transactional and reputational risks. The full Board receives these reports from the appropriate “risk owner” within the organization to enable each member of the Board to understand our risk identification, risk management and risk mitigation strategies.

Risk Assessment in Compensation Policies and Practices for Employees

The Compensation Committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The Compensation Committee has concluded that the following current features of our compensation programs guard against excessive risk-taking:

•	compensation programs provide a balanced mix of short-term and longer-term incentives;
•	base salaries are consistent with employees’ duties and responsibilities;
•	cash incentive awards are capped by the Compensation Committee;
•	cash incentive awards are tied to corporate performance goals, as well as individual performance goals;
•	vesting periods for equity awards encourage executives to focus on sustained stock price appreciation; and
•	our clawback policy provides our Board the ability to recoup any erroneously awarded performance-based compensation from executive officers on account of intentional misconduct.

The Compensation Committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Board Committees

The Board has three (3) standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nominating and Corporate Governance Committee. The committees are comprised solely of persons who meet the definition of an “independent director” under the Nasdaq listing rules. In addition, the Board has determined that each member of the Audit Committee meets Nasdaq independence requirements applicable to members of an audit committee. The Board has also determined that members of the Compensation Committee meet additional independence requirements under the Nasdaq listing rules applicable to members of a compensation committee.

The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee operate under written charters adopted by the Board. Copies of our Nominating and Corporate Governance Committee Charter, Audit Committee Charter and Compensation Committee Charter are available on the Company’s website at https://www.icadmed.com/investors/corporate-governance/. Information on our website does not constitute a part of this proxy statement.

Audit Committee

The Audit Committee, among other things, selects the firm to be appointed as the independent registered public accounting firm to audit our financial statements, and reviews and discusses the scope and results of each audit with the independent registered public accounting firm and with management. The responsibilities of the Audit Committee are further described in the Audit Committee Charter, which was adopted by the Board, and a copy of which is available on the Company’s website at https://www.icadmed.com/wp-content/uploads/2023/10/audit-committee-charter_00-1.pdf. The Audit Committee held four meetings during 2023. The Audit Committee, among other things, fulfills our Board’s oversight responsibility with respect to our cybersecurity policies, overseeing our risk management with respect to cybersecurity, reviewing our adoption and implementation of systems, controls and procedures designed to prevent, detect and respond to cyber-attacks or security breaches involving us, and reviewing our cybersecurity insurance requirements.

The Audit Committee is composed of Mr. Sassine, who serves as its chairman, Dr. Wood and Dr. Patel. Effective June 1, 2024, Mr. Doyle will join the audit committee in place of Dr. Patel. Our Board has determined that each member of the Audit Committee meets the definition of an “independent director” under the applicable Nasdaq listing rules and the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board has also determined that Mr. Sassine qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board corporate governance policies for iCAD, establishing procedures for the director nomination process and recommending nominees for election to the Board. The responsibilities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee Charter, which was adopted by the Board, and a copy of which is available on the Company’s website at https://www.icadmed.com/wp-content/uploads/2023/10/nominating-and-corporate-governance-committee-charter_00-1.pdf. The Nominating and Corporate Governance Committee held one meetings during 2023. The Nominating and Corporate Governance Committee annually leads the performance review of the Board and its committees. The most recent Board self-evaluation involved a survey completed by each director about the Board and the committees on which the director served. The self-evaluation process seeks to obtain each director’s assessment of the effectiveness of the Board, the committees and their leadership, Board and committee composition, and Board/management dynamics.

The Nominating and Corporate Governance Committee is composed of Dr. Patel, who serves as its chairman, and Dr. Wood. Effective June 1, 2024, Dr. Hricak will join the Nominating and Corporate Governance Committee in place of Dr. Wood.

Compensation Committee

The Compensation Committee is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and administering our various stock option and incentive plans. The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website at https://www.icadmed.com/wp-content/uploads/2023/10/compensation-committee-charter_00-1.pdf. The Compensation Committee held five meetings during 2023.

The Compensation Committee consists of Dr. Wood, who serves as its chairwoman, Dr. Patel and Mr. Sassine.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2023 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during the fiscal year ended December 31, 2023; which generally means that none of the Company’s executive officers served as a director or member of a compensation committee of another entity which other entity has an executive officer who served as a director or member of our Compensation Committee.

Board and Committee Meetings and Attendance at Annual Meeting of Stockholders

During the fiscal year ended December 31, 2023, the Board held 16 meetings. During 2023, each of the Company’s directors attended at least 75% of the aggregate of: (1) the total number of meetings of the Board and (2) the total number of meetings of all Board committees on which they served.

The Company’s current policy strongly encourages that all of its directors attend all Board and committee meetings, as well as the Company’s Annual Meetings of Stockholders each year, absent extenuating circumstances that would prevent their attendance. Three members of our Board attended the 2023 annual meeting of stockholders.

Board Diversity

Effective corporate governance is critical for both our long-term performance and maintaining stockholder trust. Our Board is responsible for overseeing the governance, strategy and operation of the Company. Our six directors come from diverse backgrounds, drawing on their substantial experience in finance, philanthropy, health care, health care technology, artificial intelligence, operations, compliance, and corporate governance.

Board Diversity Matrix

Board Diversity Matrix (As of April 22, 2024)
Total Number of Directors	Six (6)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3	—	—
Part II: Demographic Background
Asian; American	—	1	—	—
White (non-Hispanic/Latinx); American	3	2	—	—

Human Capital Management

At iCAD, dedication to human capital management is a core component of our corporate governance and culture. Our comprehensive approach to human capital management is grounded in our core values of integrity, excellence, and respect for people, which reflect our commitment to creating a safe, supportive, ethical, and rewarding work environment.

As of December 31, 2023, we had 69 employees, 67 of whom are full time employees, with 24 involved in sales and marketing, 16 in research and development, 12 in service, manufacturing, quality assurance, technical support and operations functions, and 15 in administrative functions. None of our employees are represented by a labor organization. We consider relations with our employees to be good. On March 20, 2023, we committed to a restructuring plan intended to support our long term strategic goals and reduce operating expenses by further aligning our cost structure to focus on areas we believe are more likely to generate the best long-term results, in light of current industry and macroeconomic environments (the “RIF”). During the year ended December 31, 2023, we reduced our workforce by approximately 28%, decreasing headcount by approximately 23 employees, predominantly from our detection business unit.

We do not currently have a formal Environmental, Social and Governance Policy (“ESG Policy”) in place, but plan to do so in the future. We anticipate that the ESG Policy, when adopted by the Board, will include “Human Capital Management” as a key component, and focus on various topics, which may or may not include (1) hiring, promotion and talent development; (2) health and safety; (3) compensation and benefits; and (4) diversity and inclusion. Although we have not adopted a formal ESG Policy, our management and leadership incorporate the foregoing and other environmental, social and governance considerations in all matters related to human capital and human capital management.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2023, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with.

CODE OF BUSINESS CONDUCT AND ETHICS

We have developed and adopted a comprehensive Code of Business Conduct and Ethics to cover all of our employees. Copies of the Code of Business Conduct and Ethics can be obtained, on the Company’s website at https://www.icadmed.com/wp-content/uploads/2023/10/code-of-business-conduct-and-ethics_00-1.pdf, and without charge, upon written request, addressed to:

iCAD, Inc.

98 Spit Brook Road

Nashua, NH 03062

Attention: Corporate Secretary

COMMUNICATIONS WITH THE BOARD

The Board, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board individually or as a group by writing to: The Board of Directors of iCAD, Inc. c/o Corporate Secretary, 98 Spit Brook Road, Nashua, NH 03062. Stockholders should identify their communication as being from an iCAD stockholder. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by an iCAD stockholder before transmitting the communication to the Board.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, iCAD, Inc., 98 Spit Brook Road, Nashua, NH 03062.

The Nominating and Corporate Governance Committee will consider nominees recommended by iCAD stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including but not limited to the candidate’s qualifications, and complies with the procedures set forth below under “Deadline and Procedures for Submitting Board Nominations”. In addition, the recommendation must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered “independent” under applicable Nasdaq listing rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. A recommendation which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. When reviewing candidates to our Board, the Nominating and Corporate Governance Committee considers the current and evolving needs of the Board, and seeks candidates to fill any current or anticipated future needs. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for iCAD. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to iCAD. Such persons should not have commitments that would conflict with the time commitments of a director of iCAD. Such persons shall have other characteristics considered appropriate for membership on the Board, as determined by the Nominating and Corporate Governance Committee. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee and the Board consider the entirety of each candidate’s credentials in the context of the foregoing standards.

COMPENSATION OF DIRECTORS

Director Compensation in Fiscal 2023

Compensation of directors is determined by the Board in conjunction with recommendations made by the Compensation Committee. The Board has approved a compensation structure for non-employee directors consisting of a cash retainer, an annual equity award and an additional cash retainer for Board members serving on a committee. Employee directors are not compensated for their services as directors.

Board and Committee Retainers

For the fiscal year ended December 31, 2023, annual cash compensation for each non-employee director was $35,000 and $65,000 for the chairman of the board. Additional retainers for each non-employee director who served on one or more board committees in 2023 were as follows:

	Member	Chair
Audit Committee	$9,500	$19,000
Compensation Committee	$7,000	$14,000
Nominating and Governance Committee	$4,500	$9,000
Strategy Committee	$5,000	$10,000
Lead Independent Director	$—	$20,000

Annual cash compensation for non-employee directors is currently the same for fiscal 2024.

Directors can elect to receive their quarterly board compensation in cash, or in the form of (i) restricted stock based on the cash equivalent of the closing price of the Company’s common stock on the last trading day of each quarter, or (ii) stock options, with an exercise price based on the closing price of the Company’s common stock on the last trading day of each quarter. The number of shares subject to such stock options is determined based on a Black-Scholes valuation.

Such restricted stock is fully vested, and such stock options are fully exercisable at the time of grant. During 2023, all directors elected to receive their compensation in a combination of cash and stock options.

Annual Equity Compensation

Newly appointed non-employee directors receive a one-time initial award of stock options to purchase 40,000 shares of our common stock, which vest in four equal quarterly installments through the first anniversary of the date of grant. Continuing directors receive an annual award of stock options to purchase 30,000 shares of our common stock, which also vest in four equal quarterly installments through the first anniversary of the date of grant.

DIRECTOR COMPENSATION*

Director Summary Compensation Table

The following table sets forth summary information relating to all compensation awarded to, earned by or paid to our non-employee directors for all services rendered in all capacities to us during the fiscal years noted below.

	Fees Earned or Paid in Cash	Option Awards (1)	Stock Awards (2)	Total
Name	$	$	$	$
Michael Doyle(3)	—	—	—	—
Dr. Hedvig Hricak(4)	—	—	—	—
Michael Klein(5)	35,000	31,577	—	66,577
Dr. Rakesh Patel	39,125	43,046	—	82,171
Andy Sassine	15,250	70,993	—	86,243
Dr. Susan Wood	46,125	44,839	—	90,964
Timothy Irish(6)	25,823	31,577	—	57,400
(1)	The amounts included in the “Option Awards” column represents the grant date fair value of the stock option awards to directors, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 to our Consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2023.
(2)	The amount included in the “Stock Awards” column represents the grant date fair value of restricted stock awards to directors, computed in accordance with FASB ASC Topic 718.
(3)	Mr. Doyle was appointed as a director of the Company, effective January 23, 2024.
(4)	Dr. Hricak was appointed as a director of the Company, effective February 22, 2024.
(5)	Mr. Klein resigned as a director of the Company, effective November 1, 2023.
(6)	Mr. Irish resigned as a director of the Company, effective March 6, 2023.

*	Information with respect to the compensation of each of Dana Brown, an employee director, Stacey Stevens, an employee director until March 2023, as described in this proxy statement, is set forth below in the Summary Compensation Table..

Narrative to Director Compensation Table

Our director compensation policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. For a narrative description of director compensation see “Compensation of Directors” above.

EXECUTIVE OFFICERS

Biographical information for Dana Brown, our Chief Executive Officer, President, and Chair, is set forth above in the section titled “Proposal I – Election of Directors.” In addition to Ms. Brown, our other executive officers are Mr. Eric Lonnqvist, Chief Financial Officer, and Mr. Jonathan Go, Chief Technology Officer.

Mr. Jonathan Go became the Company’s Chief Technology Officer in February 2019, and previously served as the Company’s Senior Vice President of Research and Development. Mr. Go brings more than twenty-five years of software development experience in the medical industry to iCAD. Prior to joining iCAD, Mr. Go served as Vice President of Engineering at Merge eMed, a provider of RIS/PACS solutions for imaging centers, specialty practices and hospitals. At Merge eMed, Mr. Go was responsible for software development, product management, testing, system integration and technical support for all of eMed’s products. Before joining Merge eMed, Mr. Go was Director of Engineering at Cedara Software in Toronto. Cedara Software is focused on the development of custom engineered software applications and development tools for medical imaging OEMs. At Cedara, Mr. Go built the workstation program, developing multiple specialty workstations that have been adopted by a large number of OEM partners. Mr. Go earned a Bachelor of Science in Electrical Engineering from the University of Michigan and a Master of Science in Electrical Engineering and Biomedical Engineering from the University of Michigan.

Mr. Eric Lonnqvist became the Company’s Chief Financial Officer effective April 17, 2023. Mr. Lonnqvist brings more than 15 years of finance and accounting experience in the medical device and technology industries. Prior to being named CFO, Mr. Lonnqvist acted as the Company’s VP of Financing Planning Analysis from February 2021 to April 2023. Prior to joining iCAD, he previously held financial roles at companies including NetBrain Technologies (from July 2017 to January 2021), TripAdvisor, Interactive Data Corporation, and Oracle. Mr. Lonnqvist holds a Bachelor’s degree from Fitchburg State University and a Master of Business Administration from Assumption University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary information relating to all compensation awarded to, earned by or paid to our named executive officers (“NEOs”) for all services rendered in all capacities to us during the fiscal years noted below.

		Salary	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation	Total
Name and Principal Position	Year	$	$	$	$	$
Dana Brown(3)	2023	315,385	521,093	—	12,569	849,047
Chief Executive Officer, President, and Chair	2022	—	120,848	—	—	120,848
Jonathan Go	2023	318,000	55,077	—	33,486	406,563
Chief Technology Officer	2022	317,900	53,242	—	33,991	405,133
Eric Lonnqvist(4)	2023	171,731	82,452	—	57,195	311,378
Chief Financial Officer	2022	—	—	—	—	—
Stacey Stevens(3)	2023	146,154	—	—	291,396	437,550
Former Chief Executive Officer and President	2022	382,939	418,028	—	14,977	815,944

(1)	The amounts included in the “Option Awards” column represent the grant date fair value of the stock option awards granted to the named executive officers, computed in accordance with ASC Topic 718. For a discussion of valuation assumptions, see Note 12 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
(2)	In December 2023, the Compensation Committee reviewed the performance of the Company and its officers relative to predetermined goals established by the Compensation Committee under the 2022 Plan (described below) and determined that such goals had not been met and accordingly, the Board did not approve the payment of bonuses treated as compensation for named executive officers for the year ended December 31, 2023.
(3)	On March 10, 2023, Stacey Stevens resigned as Chief Executive Officer and President of the Company. On March 10, 2023, Dana Brown was appointed Chief Executive Officer and President of the Company. Dana Brown was appointed Chair of the Board in January 2023.
(4)	On April 17, 2023, Eric Lonnqvist was appointed Chief Financial Officer of the Company, effective April 17, 2023. The salary and option award amounts in the table above represent Mr. Lonnqvist’s compensation in his capacity as Chief Financial Officer.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Philosophy and Objectives

The Compensation Committee’s executive compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the named executive officers with the interests of the stockholders. To accomplish this objective, we offer a competitive total compensation package that consists of base salary; annual non-equity incentive compensation opportunities; long-term incentives in the form of equity awards; and employee benefits. The Compensation Committee believes that compensation for the named executive officers should be based on our performance. Therefore, for current officers the Compensation Committee has developed variable compensation packages based largely on Company financial performance. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our named executive officers.

Elements of Executive Compensation

The Compensation Committee establishes a total targeted cash compensation amount for each named executive officer, which includes base salary and non-equity incentive compensation. This is intended to incentivize named executive officers to achieve the targeted financial results for our business and to compensate them appropriately if they successfully achieved such performance. The elements of our executive compensation program are designed to deliver both year-to-year and long-term stockholder value increases. A portion of the executives’ compensation is at-risk, and equity-based compensation includes a mix of incentives that vest subject to time or a combination of Company performance and time, tying the executive to both our short-term and long-term success.

The Compensation Committee also considers each named executive officer’s current salary and prior-year incentive compensation along with the appropriate balance between long-term and short-term incentives.

Our executive compensation program consists of the following annual elements:

Element	Description
Base Salary	Fixed annual cash amount to attract and retain top talent

Annual Cash Bonus	At-risk variable incentive compensation to reward for achievement of goals set by the Board

Long-Term Incentive Awards	Equity-based compensation that supports retention, incentivizes performance and promotes stockholder alignment

Select Benefits and Perquisites	Benefits such as health insurance and a 401(k) program to remain competitive in our industry

Key Compensation Governance Attributes

The following are best practices of our executive compensation program:

What We Do	What We Don’t Do

✓ Consult an independent compensation consultant	× No tax gross-up provisions

✓ Conduct an annual risk assessment of our pay practices	× No guaranteed salary increases or bonuses

✓ Solicit stockholder input and incorporate feedback into decision-making process	× No excessive perquisites to NEOs

✓ Use a “double-trigger” for accelerated equity vesting upon a change in control for current named executive officers	× No pension plans or other post-employment benefit plans

✓ Clawback policy for executive officers	× No severance multipliers in excess of 2x pay

✓ Insider trading policy prohibits directors, senior executives and other employees from trading in Company stock during blackout periods and while in possession of material non-public information.	× No option repricing without stockholder approval, or option backdating

How We Determine NEO Compensation

Role of the Compensation Committee. All compensation for our named executive officers is reviewed and recommended to the Board by the Compensation Committee, which is composed only of independent directors. The Compensation Committee is responsible for reviewing the performance and establishing the total compensation of our named executive officers on an annual basis. The Compensation Committee discusses compensation matters as part of regularly scheduled meetings.

Role of our Chief Executive Officer. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for herself or himself and the other named executive officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the named executive officers, subject to approval by the Board.

Role of our Independent Compensation Consultant. The Compensation Committee has the authority to engage independent compensation consultants. The Compensation Committee has in the past, and may in the future, directly commission compensation studies from such consultants to provide benchmark and other data to be used by the Compensation Committee in determining the compensation and benefits for the named executive officers.

Employment Agreements and Severance and Change in Control Agreements

A summary of the current employment agreements for the named executive officers appears below. The employment agreements provide for minimum annual salaries and performance-based annual bonus compensation as defined in their respective agreements.

Ms. Dana Brown, our Chief Executive Officer, President, and Chair of the Board

On March 13, 2023, the Company entered into an employment agreement with Ms. Brown (the “Brown Agreement”). The Brown Agreement provides Ms. Brown (i) an annual base salary of $400,000; (ii) eligibility to participate in the Company’s annual discretionary bonus plan for executives, with the potential to earn a cash and/or equity-based bonus equal to up to thirty (30%) percent of Ms. Brown’s annual base salary; (iii) eligibility to participate in the Company’s benefit plans; (iv) reimbursement for reasonable out-of-pocket expenses; and (v) options to acquire 250,000 shares of common stock, subject to a 3-year vesting schedule and a 10-year expiration period. The Brown Agreement subjects Ms. Brown to standard restrictive covenants for agreements of its type, including non-competition and non-solicitation.

The Brown Agreement provides that if Ms. Brown’s employment is terminated without “cause” or if she terminates her employment for “good reason” (as such terms are defined in the Brown Agreement), in each case while she serves as Chief Executive Officer, then: (i) she will receive payment of any accrued but unpaid base salary through the termination date, reimbursement for any unpaid and approved expenses incurred pursuant through the termination date, and any accrued but unpaid vacation; (ii) she will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of her termination; and (iii) she will receive continued health benefits for 12 months, all subject to the terms of the Brown Agreement.

In the event that within nine (9) months of a “change in control” Ms. Brown’s employment is terminated by the Company without “cause” or by Ms. Brown for “good reason” while she serves as Chief Executive Officer, then (i) she will receive payment of any accrued but unpaid base salary through the termination date, reimbursement for any unpaid and approved expenses incurred through the termination date, and any accrued but unpaid vacation; (ii) she will continue to receive an amount equal to his base salary for the period of six (6) months from the date of her termination; (iii) she will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination; (iv) she will receive continued health benefits for 18 months, and (v) all unvested stock options and other equity awards granted by the Company to the Executive pursuant to such agreement shall immediately vest and become exercisable and shall remain exercisable for not less than one year thereafter, all subject to the terms of the Brown Agreement.

Mr. Jonathan Go, our Chief Technology Officer

On May 26, 2020, the Company entered into an employment agreement with Mr. Go. Pursuant to the agreement, Mr. Go serves as Chief Technology Officer and his compensation consists of an annual base salary of $300,000, a non-bonus eligible salary of $10,200, and a target annual incentive bonus of 40% of his base salary if the Company achieves goals and objectives determined by the Compensation Committee. In February 2021, the Compensation Committee recommended, and the Board approved, an increase of Mr. Go’s annual base salary to $318,000 and a target annual incentive bonus of 45% of his base salary if the Company achieves goals and objectives determined by the Compensation Committee.

Mr. Go is also entitled to customary benefits, including participation in employee benefit plans. Mr. Go’s employment agreement provides that if his employment is terminated without “cause” or if he terminates his employment for “good reason” (as such terms are defined in Mr. Go’s employment agreement), in each case while he serves as Chief Technology Officer, then: (i) he will continue to receive an amount equal to his base salary for the 12 month period from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination; and (iii) he will receive continued health benefits for 12 months.

In the event that within six (6) months of a “change in control” Mr. Go’s employment is terminated by the Company without “cause” while he serves as Chief Technology Officer, then (i) he will continue to receive an amount equal to his base salary for the period of 18 months from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination, and (iii) all unvested stock options and other equity awards granted by the Company will immediately vest and become exercisable and will remain exercisable for not less than 180 days thereafter.

Eric Lonnqvist, our Chief Financial Officer

On April 17, 2023, the Company entered into an employment agreement with Mr. Lonnqvist (the “Lonnqvist Agreement”). The Lonnqvist Agreement provides Mr. Lonnqvist (i) an annual base salary of $250,000; (ii) eligibility to participate in the Company's annual discretionary bonus plan for executives, with the potential to earn a cash and/or equity-based bonus equal to up to twenty five (25%) percent of Mr. Lonnqvist's base salary; (iii) eligibility to participate in the Company’s benefit plans; (iv) reimbursement for reasonable out-of-pocket expenses; and (v) options to acquire 100,000 shares of common stock, subject to a 3-year vesting schedule and a 10-year expiration period. The Lonnqvist Agreement subjects Mr. Lonnqvist to standard restrictive covenants for agreements of its type, including non-competition and non-solicitation.

The Lonnqvist Agreement provides that if Mr. Lonnqvist’s employment is terminated without “cause” or if he terminates his employment for “good reason” (as such terms are defined in the Lonnqvist Agreement), in each case while he serves as Chief Financial Officer, then: (i) he will continue to receive an amount equal to his base salary for a period of six (6) months from the date of his termination, less all customary and required taxes and employment-related deductions, and (ii) he will receive continued health benefits for six (6) months.

If within six (6) months of a “change in control” Mr. Lonnqvist’s employment is terminated by the Company without “cause” or by Mr. Lonnqvist for “good reason” while he serves as Chief Financial Officer, then

(i) he will continue to receive an amount equal to his base salary for a period of six (6) months from the date of his termination, less all customary and required taxes and employment-related deductions, (ii) he will receive continued health benefits for six (6) months, and (iii) notwithstanding the vesting and exercisability schedule in any stock option or other equity award agreement between the Company and Mr. Lonnqvist, all unvested stock options and other equity awards granted by the Company to Mr. Lonnqvist pursuant to such agreement shall immediately vest and become exercisable and shall remain exercisable for not less than one year thereafter.

Anti-Hedging and Anti-Pledging Policy; Stock Trading Practices

We maintain an Insider Trading Policy that, among other things, prohibits our officers, directors and employees from trading the Company’s equity securities during quarterly and special blackout periods. The policy also prohibits subject individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities.

Corporate Bonus Plan

The Annual Employee Corporate Bonus Plan (the “Bonus Plan”) is designed to provide an effective means to motivate and compensate eligible employees, on an annual basis, through cash and/or equity award bonuses as applicable, based on the achievement of business and individual performance objectives during each calendar year (each, a “Plan Year”). The Bonus Plan is intended to be the Company’s primary vehicle for awarding variable compensation to colleagues who are eligible to participate.

Any awarded compensation under the Bonus Plan is subject to the achievement of specific performance goals identified by the Company and by each individual during the Plan Year. All regular full-time employees are eligible to participate in the Bonus Plan, provided they qualify under the guidelines set forth in the Bonus Plan. Each employee is assigned a target bonus percentage based on their level with the organization at the inception of the Plan Year. The target bonus percentage will be communicated to each employee, along with the plan guidelines. The target bonus is a percentage of the employee’s annualized annual base salary in effect as of the end of the Plan Year. Any bonus awarded under the Bonus Plan is to be paid in first quarter of the following Plan Year.

In December 2023, the Compensation Committee reviewed the Company’s actual performance relative to the targets, determined that the targets had not been met, recommended to the Board to not pay named executive officers’ bonuses in 2024 under the Bonus Plan.

Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding unexercised options and unvested stock awards outstanding at December 31, 2023 for each of our named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Dana Brown(1)	40,000	—	6.24	1/10/2032
	22,500	7,500	1.95	1/3/2028
	33,750	11,250	2.19	1/30/2028
	—	250,000	2.39	3/10/2033
	—	100,000	1.85	12/26/2033
Jonathan Go	25,000	—	4.37	1/15/2029
	19,134	—	12.84	5/7/2030
	29,953	13,333	18.00	2/15/2031
	8,334	16,666	4.25	3/10/2032
	—	50,000	1.85	12/26/2033
	10,000	—	6.68	6/19/2024
	12,500	—	9.00	2/5/2025
Eric Lonnqvist(2)	6,667	3,333	12.17	9/8/2031
	5,000	10,000	4.25	3/10/2032
	—	100,000	1.46	4/17/2033
Stacey Stevens(1)	23,176	—	12.84	4/30/2025
	41,148	—	18.00	4/30/2025
	66,667	—	4.15	4/30/2025
	16,667	—	9.00	4/30/2025
	25,000	—	4.38	4/30/2025

(1)	On March 10, 2023, Stacey Stevens resigned as Chief Executive Officer and President of the Company. On March 10, 2023, Dana Brown was appointed Chief Executive Officer and President of the Company. Dana Brown was appointed Chair of the Board in January 2023.
(2)	On April 17, 2023, Eric Lonnqvist was appointed Chief Financial Officer of the Company, effective April 17, 2023.

Pay Versus Performance

In accordance with SEC rules, set forth below is our analysis of the relationship between the compensation actually paid to our Chief Executive Officer and other named executive officers (NEOs), and certain financial performance measures over the last three fiscal years.

Pay versus Performance Disclosure Table

Year	Summary Compensation Table Total for Dana Brown ($)[1]	Summary Compensation Table Total for Stacey Stevens ($)[1]	Summary Compensation Table Total for Mike Klein ($)[1]	Compensation Actually Paid to Dana Brown ($)[2]	Compensation Actually Paid to Stacey Stevens ($)[2]	Compensation Actually Paid to Mike Klein ($)[2]	Average Summary Compensation Table Total for Non-CEO NEOs ($)[3]	Average Compensation Actually Paid to Non-CEO NEOs ($)[4]	Value of Initial Fixed $100 Investment Based on: Company Total Shareholder Return ($)	Net (Loss) (millions) ($)
(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)
2023	$849,047	$437,550	—	$784,605	$265,341	—	$358,971	$355,628		$(4.8)
2022	$120,848	$815,944	163,430	$62,100	$497,834	$141,433	$391,415	$226,517	$13.86	$(13.7)
2021	—	—	$1,864,848	—	—	$1,058,093	431,379	467,416	$54.55	$(11.2)

(1)	Dana Brown became our CEO effective March 13, 2023. Stacey Stevens served as our CEO effective March 1, 2022 through March 13, 2023 when Ms. Brown’s appointment took effect. Mike Klein served as our CEO for all of 2021 through February 28, 2022 when Ms. Stevens’ appointment took effect. The dollar amounts reported in this column are the amounts of total compensation reported for Ms. Brown, Ms. Stevens and Mr. Klein, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)	The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to Ms. Brown, Ms. Stevens, and Mr. Klein as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Brown, Ms. Stevens, or Mr. Klein during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation, as reported on the Summary Compensation Table, for Ms. Brown, Ms. Stevens, and Mr. Klein for each year to determine the compensation actually paid:

Adjustments to Determine Compensation Actually Paid for CEO	2023 Brown	2023 Stevens	2022 Stevens	2022 Klein	2021 Klein
Total Compensation (from Summary Compensation Table)	849,047	437,550	$815,944	$163,430	$1,864,848
Minus amounts reported under the “Stock Awards” column in the Summary Compensation Table	—	—	—	—	—
Minus amounts reported under the “Option Awards” column in the Summary Compensation Table	(521,093)	—	(418,028)	(31,279)	(1,383,110)
Plus fair value as of the end of the reported year of awards granted during the reported year that remain unvested as of year end	406,363	—	198,000	7,425	675,180
Plus increase (or minus decrease) in fair value from the end of the prior year to the end of the reported year of awards granted prior to the reported year that were outstanding and unvested as of the end of the reported year	—	—	(88,732)	—	(199,466)
Plus increase (or minus decrease) in fair value from the end of the prior year to vesting date of awards granted prior to the reported year that vested during the reported year	(11,700)	(172,209)	(9,350)	(37,293)	12833
Plus fair value as of the vesting date of any awards granted and vesting during the reported year	61,988	—	—	—	87,807
Minus fair value as of the last day of the prior year of any awards for which the vesting conditions failed during the reported year	—	—	—	—	—
Compensation Actually Paid to CEO	$784,605	$265,341	$497,834	$141,433	$1,058,093
(3)	The dollar amounts reported in this column represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Ms. Brown, Ms. Stevens and Mr. Klein, as applicable) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Ms. Brown, Ms. Stevens and Mr. Klein, as applicable) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Jonathan Go and Eric Lonnqvist; (ii) for 2022, Jonathan Go and Charles Carter; and (iii) for 2021, Jonathan Go.
(4)	The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to named executive officers as a group (excluding Ms. Brown, Ms. Stevens and Mr. Klein, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to named executive officers as a group (excluding Ms. Brown, Ms. Stevens and Mr. Klein, as applicable) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation, for named executive officers as a group (excluding Ms. Brown, Ms. Stevens and Mr. Klein, as applicable) to determine the average total compensation actually paid:

Adjustments to Determine Compensation Actually Paid for Non-CEO NEOs	2023	2022	2021
Total Compensation (from Summary Compensation Table)	358,971	391,415	431,379
Minus amounts reported under the “Stock Awards” column in the Summary Compensation Table	—	—	—
Minus amounts reported under the “Option Awards” column in the Summary Compensation Table	(41,226)	(139,916)	(101,250)
Plus fair value as of the end of the reported year of awards granted during the reported year that remain unvested as of year end	99,180	12,375	136,400
Plus increase (or minus decrease) in fair value from the end of the prior year to the end of the reported year of awards granted prior to the reported year that were outstanding and unvested as of the end of the reported year	(50,222)	(32,266)	(22,666)
Plus increase (or minus decrease) in fair value from the end of the prior year to vesting date of awards granted prior to the reported year that vested during the reported year	(11,074)	(5,092)	2,917
Plus fair value as of the vesting date of any awards granted and vesting during the reported year	—	—	20,636
Minus fair value as of the last day of the prior year of any awards for which the vesting conditions failed during the reported year	—	—	—
Compensation Actually Paid to Non-CEO NEOs	355,628	226,517	467,416

The following graph presents the Compensation Actually Paid to our CEO and other Named Executive Officers versus our Company’s 3-year cumulative Total Shareholder Return.

The following graph presents the Compensation Actually Paid to our CEO and other Named Executive Officers versus the Company's Net Income.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 22, 2024, by (i) each person who is known to us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all current executive officers and directors as a group. Unless otherwise indicated below, the address of each beneficial owner is c/o iCAD, Inc. 98 Spit Brook Road, Nashua, New Hampshire 03062.

Name of Beneficial Owner	Beneficially Owned (1)(2)(3)	Percentage of Class
Dana Brown	238,334	*
Michael Doyle	19,874	*
Dr. Hedvig Hricak	15,415	*
Eric Lonnqvist	51,396	0.19%
Dr. Rakesh Patel	323,470	1.2%
Andy Sassine	1,529,108	5.76%
Susan Wood	238,635	*
Jonathan Go	315,312	1.19%
All current executive officers and directors as a group (7 persons)
* Less than 1% ownership

(1)	Based on 26,540,030 shares of common stock issued and outstanding as of April 22, 2024. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 22, 2024, upon (i) the exercise of options; (ii) vesting of restricted stock; (iii) warrants or rights; (iv) through the conversion of a security; (v) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (vi) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner’s percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from April 22, 2024, have been exercised.
(2)	Unless otherwise noted, we believe that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.
(3)	Includes exercisable and vested options to purchase shares of common stock (within 60 days of April 22, 2024) as follows:

Name of Beneficial Owner	Exercisable Options
Dana Brown	198,334
Michael Doyle	19,874
Hedvig Hricak	15,415
Eric Lonnqvist	50,001
Dr. Rakesh Patel	261,253
Andy Sassine	330,726
Susan Wood	234,501
Jonathan Go	126,587

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

We have adopted written policies and procedures regarding related person transactions. Our policy intends to cover any transaction described under Item 404 of Regulation S-K. Our Audit Committee is responsible for reviewing and approving all related-persons transactions pursuant to the Audit Committee Charter, which has been adopted by the Board. A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. The Audit Committee reviews and approves all related person transactions without regard to the thresholds established for disclosure under Item 404 of Regulation S-K. The Chairperson of the Audit Committee can be reached by sending a letter to Chairperson of the Audit Committee, Confidential – Conduct of Business Affairs at: iCAD, Inc., 98 Spit Brook Road, Nashua, NH 03062.

During the years ended December 31, 2023 and December 31, 2022 there were no transactions with related parties requiring approval of the Audit Committee as described above.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, BDO, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal control over financial reporting, contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Audit Committee has discussed with BDO (i) the matters specified in Auditing Standard No. 1301, “Communications with Audit Committees,” and (ii) the independence of BDO from the Company and management. BDO has provided the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements and management’s report on internal control over financial reporting in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 29, 2024.

The information contained in this Audit Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933, as amended, except to the extent that we may specifically incorporate it by reference into a future filing.

Audit Committee: Mr. Sassine (Chairman), Dr. Wood and Dr. Patel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for the Company by BDO, the Company’s independent registered public accounting firm, as of or for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal Year Ended
Services Rendered (1)	December 31, 2023	December 31, 2022
Audit Fees	$616,105	$464,375
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$616,105	$464,375

(1)	The aggregate fees included in Audit Fees are fees billed for the fiscal years.

Audit fees for the fiscal years ended December 31, 2023 and 2022 relate to professional services rendered for the audits of our financial statements, quarterly reviews, issuance of consents, and assistance with review of documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that one of the Audit Committee’s responsibilities is pre-approval of all audit, audit related, tax services and other services performed by our independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the Company’s independent registered public accounting firm is engaged to perform it. The Audit Committee pre-approves proposed services and fee estimates for these services. The Audit Committee chairperson or his or her designee has been designated by the Audit Committee to pre-approve any services arising during the year that were not pre-approved by the Audit Committee. Services pre-approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee pre-approved all of the audit services provided by BDO to us during the fiscal years ended December 31, 2023 and 2022.

 PROPOSAL II

TO APPROVE THE COMPANY’S

2024 OMNIBUS EQUITY INCENTIVE PLAN

Background

We are asking our stockholders to approve the 2024 Omnibus Equity Incentive Plan (the “Plan”) in order to allow us to continue to grant equity-based compensation awards to incentivize and retain our key employees and other service providers.

A description of the material terms of Plan is set forth below. The statements made in this Proposal No. 2 concerning the terms and provisions of the Plan are summaries and do not purport to be a complete recitation of the Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated by reference herein.

If we do not obtain the approval of the Plan, the plan will not take effect. Any awards granted prior to the approval of the Plan are conditioned upon such approval and no shares of our common stock may be issued pursuant to any award unless and until the Plan is approved.

As of the record date, the number of outstanding shares of our common stock was 26,367,775, and the total number of shares remaining in reserve for issuance under the Company’s existing equity incentive plans is 727,795. The Board believes that these available shares are insufficient to ensure the Company is able to attract talent and retain key personnel. The Plan provides for the issuance of up to two million additional shares of our common stock, from time to time, under the terms of the Plan. It is estimated that the two million shares should provide sufficient shares of common stock under the Plan through at least the second quarter of 2026.

Summary of the Plan

The Plan will cover the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the Plan, our affiliates include any corporation, partnership, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

We expect that the compensation committee of the board of directors will administer the Plan. The committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full board of directors must serve as the committee with respect to any awards to our non-employee directors.

Two million shares of our common stock shall be reserved for delivery under the Plan. The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a substitute award as described below) are forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan. Upon settlement of any stock appreciation rights, or SARs, the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan. Subject to certain limited exceptions, each non-employee director may not be granted more than 120,000 shares of common stock with respect to awards in a single calendar year under the Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Types of Awards

The Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISOs;
•	stock appreciation rights, or SARs;
•	restricted shares;
•	deferred stock and restricted stock units;
•	performance units and performance shares;
•	dividend equivalents;
•	bonus shares; and
•	other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Minimum Vesting Conditions

Except with respect to substitute awards (as described below) and with respect to awards representing no more than five percent (5%) of the total number of shares reserved for issuance under the Plan, no award may vest or become exercisable or nonforfeitable earlier than 12 months after the grant of such award.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or with the consent of the committee, by deliver (i) of shares of our common stock previously owned by the grantee (including by attestation), (ii) shares of our common stock acquired upon the exercise of such option, or (iii) restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares

The committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code (the “Code”). A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. Except as provided in the award agreement, grantees have the right to receive dividend equivalents with respect to restricted stock units or deferred stock, which will be deemed to be reinvested in additional shares of restricted stock units or deferred stock and will be subject to the same vesting condition as the restricted stock units or deferred stock to which such dividend equivalents relate.

Performance Units and Performance Shares

The committee may grant performance units, which entitle a grantee to payment in a certain payment, and performance shares, which entitle a grantee to a certain number of shares of common stock, in each case conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. Performance units or performance phares may be settled in cash, shares of our common stock having an equivalent value, or in some combination thereof, as set forth in the award agreement.

Bonus Shares

The committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property. Any dividend equivalents granted in conjunction with another award that is subject to forfeiture conditions will remain subject to the same forfeiture conditions applicable to the award to which such dividend equivalents relate. Payment in respect of any dividend equivalents granted in conjunction with any options or SARs may not be conditioned, directly or indirectly, on the grantee’s exercise of the options or SARs or paid at the same time that the options or SARs are exercised.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Forfeiture and Claw-Back Provisions

All awards granted under the Plan will be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board of Directors) to the extent that such award (whether or not previously exercised or settled) or the value of such award is required to be returned to the Company pursuant to the terms of such recoupment policy.

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock, (collectively, a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. No ISOs may be awarded after any amendment to the Plan that either broadens eligibility or increase the number of shares available for delivery in the form of ISOs unless such amendment is approved by our stockholders within 12 months of the date the board of directors approve the adoption of such amendment.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by our board of directors, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than Federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, the company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option. The company is not entitled to claim a corresponding Federal income tax deduction upon a grantee’s recognition of any capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee files the election with the Internal Revenue Service within 30 days after the date of such grant. If such an election is timely made, the grantee will not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not timely made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding, including FICA.

Limitations on Deductions. Code Section 162(m) limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is our principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Plan are intended to be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Equity Compensation Plans

The following information is provided as of December 31, 2023 with respect to our equity compensation plans:

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans
Equity compensation plans approved by security holders	2,897,663	$5.57	882,176
Equity compensation plans not approved by security holders	—	$—	—

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN PROPOSAL.

PROPOSAL III

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

In keeping with the preference expressed by our stockholders at our 2018 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every year.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking its stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, the following advisory resolution is submitted for stockholder vote at the Annual Meeting:

RESOLVED, that the stockholders of iCAD, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables. Although the “say-on-pay” vote is non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL IV

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE NON-

BINDING ADVISORY VOTES ON RESOLUTIONS APPROVING FUTURE NAMED

EXECUTIVE OFFICER COMPENSATION

In the Say on Pay Proposal, the Company is asking its stockholders to vote on a non-binding advisory resolution on named executive officer compensation and the Company will provide this type of advisory vote at least once every three years. Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, in this Say on Frequency Proposal, the Company is asking its stockholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board of Directors believes that an annual advisory vote on executive compensation is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every year. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that named executive officer compensation disclosures are made annually and holding an annual non-binding advisory vote on named executive officer compensation will provide us with more direct and immediate feedback on our compensation disclosures.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board of Director’s recommendation. The vote is non-binding on the Board of Directors. Nevertheless, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the Board of Directors’ recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “1

YEAR” AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-

BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE

OFFICER COMPENSATION.

PROPOSAL V

TO RATIFY THE

APPOINTMENT OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

BDO has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2023. The Audit Committee of the Board has re-appointed BDO as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, and the Board is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee Charter, require the Audit Committee to engage, retain and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of BDO for ratification by stockholders as a matter of good corporate practice. A representative of BDO is expected to be virtually present at the annual meeting, and will be available to respond to appropriate questions following the virtual annual meeting, but is not expected to make a statement.

The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of BDO as its independent registered public accounting firm, at any time during the 2024 fiscal year, if it deems such change to be in the best interests of the Company and our stockholders. If the stockholders do not ratify the selection of BDO, the Audit Committee will review the Company’s relationship with BDO and take such action as it deems appropriate, which may include continuing to retain BDO as the Company’s independent registered public accounting firm.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF

THE APPOINTMENT OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

We did not receive notice of any nominations or proposed matters to be submitted by stockholders for a vote at this Annual Meeting within the time periods required by our By-Laws, and our Board does not know of any other matter that may be presented properly at this Annual Meeting other than the proposals described in this proxy statement and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2025 must submit a notice containing the proposal in proper form consistent with our By-Laws, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act, received by us no later than December 30, 2024 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. In addition to satisfying all the requirements under the Company’s bylaws, to comply with the SEC’s new universal proxy rules for the Company’s 2025 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act, and the stockholder must have given timely notice of such proposal or nomination, in proper written form. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

If a stockholder submits a proposal after the deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) to be held in 2025, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be submitted to our Corporate Secretary in proper form at the address set forth above so that it is received by our Corporate Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the earlier of the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made. Any such notice must set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing to bring such item of business before the meeting; (iii) the class or series and number of shares of our stock which are held of record or owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date then shall have been made publicly available) and as of the date of such notice; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting, and (vi) all other information which would be required to be included in a proxy statement filed with the SEC if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Section 14 of the Exchange Act.

Any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered personally to, or been mailed to and received by our Corporate Secretary at the address set forth above, not less than 50 days nor more than 75 days prior to the meeting; provided, however, that, in the event that less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) such public disclosure was made. To be in proper form, each such notice must set forth: (i) the name and record address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) the class or series and number of shares of our stock which are held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and of the date of such notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (v) the name, age, business address and residence address of the nominee and such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each nominee been nominated, or intended to be nominated by the Board; and (vi) the written consent of each nominee to serve as a director if so elected.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 22, 2024. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE. A WRITTEN REQUEST FOR THE FORM 10-K SHOULD BE MADE TO:

ICAD, INC.

98 SPIT BROOK ROAD

NASHUA, NEW HAMPSHIRE 03062

ATTENTION: COMPANY SECRETARY

By order of the Board of Directors,

/s/ Dana Brown
Dana Brown
Chief Executive Officer, President and Chair of the Board

April 29, 2024

Appendix A

iCAD, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

(Effective [_], 2024)

PAGE

Article 1. Effective Date, Objectives and Duration		1
1.1	Effective Date of the Plan	1
1.2	Objectives of the Plan	1
1.3	Duration of the Plan	1
Article 2. Definitions		1
2.1	“Affiliate”	1
2.2	“Award”	1
2.3	“Award Agreement”	1
2.4	“Board”	2
2.5	“Bonus Shares”	2
2.6	“Cause”	2
2.7	“CEO”	2
2.8	“Change in Control”	2
2.9	“Code”	2
2.10	“Committee” or “Incentive Plan Committee”	2
2.11	“Compensation Committee”	2
2.12	“Common Stock”	2
2.13	“Corporate Transaction”	2
2.14	“Deferred Stock”	2
2.15	“Disability” or “Disabled”	3
2.16	“Dividend Equivalent”	3
2.17	“Effective Date”	3
2.18	“Eligible Person”	3
2.19	“Exchange Act”	3
2.20	“Exercise Price”	3
2.21	“Fair Market Value”	3
2.22	“Grant Date”	4
2.23	“Grantee”	4
2.24	“Incentive Stock Option”	4
2.25	“Including” or “includes”	4
2.26	“Management Committee”	4
2.27	“Non-Employee Director”	4
2.28	“Option”	4
2.29	“Other Stock-Based Award”	4
2.30	“Parent Corporation”	4
2.31	“Performance Period”	4
2.32	“Performance Share” and “Performance Unit”	4
2.33	“Period of Restriction”	4
2.34	“Person”	4
2.35	“Restricted Shares”	4
2.36	“Restricted Stock Units”	4
2.37	“Rule 16b-3”	5
2.38	“SEC”	5
2.39	“Section 16 Non-Employee Director”	5
2.40	“Section 16 Person”	5
2.41	“Separation from Service”	5
2.42	“Share”	5
2.43	“Stock Appreciation Right” or “SAR”	5

- i -

PAGE

2.44	“Subsidiary Corporation”	5
2.45	“Surviving Company”	5
2.46	“Term”	5
2.47	“Termination of Affiliation”	5
Article 3. Administration		6
3.1	Committee	6
3.2	Powers of Committee	6
3.3	No Repricings	8
3.4	Minimum Vesting Requirement	8
Article 4. Shares Subject to the Plan		8
4.1	Number of Shares Available for Grants	8
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	9
Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	10
5.5	Cancellation and Rescission of Awards	11
5.6	Stand-Alone, Tandem and Substitute Awards	11
5.7	Compliance with Rule 16b-3	12
5.8	Deferral of Award Payouts	12
Article 6. Stock Options		13
6.1	Grant of Options	13
6.2	Award Agreement	13
6.3	Option Exercise Price	13
6.4	Grant of Incentive Stock Options	13
6.5	Payment of Exercise Price	14
Article 7. Stock Appreciation Rights		15
7.1	Issuance	15
7.2	Award Agreements	15
7.3	SAR Exercise Price	15
7.4	Exercise and Payment	15
Article 8. Restricted Shares		15
8.1	Grant of Restricted Shares	15
8.2	Award Agreement	15
8.3	Consideration for Restricted Shares	15
8.4	Effect of Forfeiture	15
8.5	Escrow; Legends	16
Article 9. Performance Units and Performance Shares		16
9.1	Grant of Performance Units and Performance Shares	16
9.2	Value/Performance Goals	16
9.3	Earning of Performance Units and Performance Shares	16
Article 10. Deferred Stock and Restricted Stock Units		17
10.1	Grant of Deferred Stock and Restricted Stock Units	17

- ii -

PAGE

10.2	Vesting and Delivery	17
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units	17
Article 11. Dividend Equivalents		17
Article 12. Bonus Shares		18
Article 13. Other Stock-Based Awards		18
Article 14. Non-Employee Director Awards		18
Article 15. Amendment, Modification, and Termination		18
15.1	Amendment, Modification, and Termination	18
15.2	Awards Previously Granted	18
Article 16. Compliance with Code Section 409A		19
16.1	Awards Subject to Code Section 409A	19
16.2	Deferral and/or Distribution Elections	19
16.3	Subsequent Elections	19
16.4	Distributions Pursuant to Deferral Elections	19
16.5	Six Month Delay	20
16.6	Death or Disability	20
16.7	No Acceleration of Distributions	20
Article 17. Withholding		20
17.1	Required Withholding	20
17.2	Notification under Code Section 83(b)	21
Article 18. Additional Provisions		21
18.1	Successors	21
18.2	Severability	21
18.3	Requirements of Law	21
18.4	Securities Law Compliance	21
18.5	Awards Subject to Claw-Back Policies	22
18.6	Forfeiture Events	22
18.7	No Rights as a Stockholder	23
18.8	Nature of Payments	23
18.9	Non-Exclusivity of Plan	23
18.10	Governing Law	23
18.11	Unfunded Status of Awards; Creation of Trusts	23
18.12	Affiliation	23
18.13	Participation	23
18.14	Military Service	23
18.15	Construction	24
18.16	Headings	24
18.17	Obligations	24
18.18	No Right to Continue as Director	24
18.19	Stockholder Approval	24

- iii -

iCAD, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.
Effective Date, Objectives and Duration

1.1          Effective Date of the Plan. The Board of Directors of iCAD, Inc., a Delaware corporation (the “Company”), adopted the 2024 Omnibus Equity Incentive Plan (the “Plan”) on April [_], 2024, as set forth herein, and became effective on [__], 2024, upon approval by the Company’s stockholders (the “Effective Date”).

1.2          Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3          Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1          “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2          “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3          “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4          “Board” means the Board of Directors of the Company.

2.5          “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6          “Cause” means, except as otherwise defined in an Award Agreement:

(a)           the failure by the Grantee to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate;

(b)           any material violation or breach by the Grantee of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any;

(c)           any violation or breach by the Grantee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate;

(d)           any act by the Grantee of dishonesty or bad faith with respect to the Company or an Affiliate;

(e)           use of alcohol, drugs or other similar substances in a manner that adversely affects the Grantee’s work performance;

(f)            the commission by the Grantee of any felony or crime involving moral turpitude; or

(g)           any material misconduct in violation of the Company’s or an Affiliate’s written policies regarding ethical standards, conduct in the workplace or safety;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7          “CEO” means the Chief Executive Officer of the Company.

2.8          “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9          “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10        “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11        “Compensation Committee” means the compensation committee of the Board.

2.12        “Common Stock” means the common stock, $0.01 par value, of the Company.

2.13        “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14        “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15        “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)           Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b)           In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i)                the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)               the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16        “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17        “Effective Date” has the meaning set forth in Section 1.1.

2.18        “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee of, non-employee consultant to or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20        “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21        “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22        “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23        “Grantee” means a person who has been granted an Award.

2.24        “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25        “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26        “Management Committee” has the meaning set forth in Section 3.1(b).

2.27        “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28        “Option” means an option granted under Article 6 of the Plan.

2.29        “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30        “Parent Corporation” means a corporation other than the Company in an unbroken chain of corporations ending with the Company if, at the time of granting the Option, each of the corporations other than the Company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.31        “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.32        “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.33        “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.34        “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.35        “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36        “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37        “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38        “SEC” means the Securities and Exchange Commission, or any successor thereto.

2.39        “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40        “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41        “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.42        “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.43        “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.44        “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.44       “Substitute Awards” has the meaning set forth in 5.6(b).

2.45        “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.46        “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.47        “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1          Committee.

(a)           Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b)           The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c)           Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2          Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)           to determine when, to whom and in what types and amounts Awards should be granted;

(b)           to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)           to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d)           to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)           to determine the Term of any Option or SAR;

(f)            to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)           to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)           to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i)            to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)            to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)           to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)            to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)          to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)           to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)           to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)           to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q)           to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)            to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3          No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

3.4          Minimum Vesting Requirement. Notwithstanding any provision in the Plan to the contrary, except with respect to Substitute Awards granted pursuant to Section 4.6(b) and with respect to Awards representing no more than five percent (5%) of the total number of Shares reserved for issuance under the Plan, no Award may vest or become exercisable and no Period of Restriction with respect to any Award shall lapse earlier than 12 months after the Grant Date of such Award.

Article 4.
Shares Subject to the Plan

4.1          Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan (including upon exercise of Incentive Stock Options granted hereunder) shall be 2,000,000 Shares.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. The number of Shares underlying an SAR that has been exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and such Shares shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2          Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a)           Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)           Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)           Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)           Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control or the settlement of such Awards meets the requirements set forth in Treasury Regulation Section 1.409A-3(j)(4)(xi).

Article 5.
Eligibility and General Conditions of Awards

5.1          Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2          Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3          General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4          Nontransferability of Awards.

(a)           Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)           No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)           Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)           Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5          Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6          Stand-Alone, Tandem and Substitute Awards.

(a)           Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b)           The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7          Compliance with Rule 16b-3. The provisions of this Section 5.7 will apply unless and until the Company no longer has a class of stock that is registered under Section 12 of the Exchange Act.

(a)           Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)           Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)           Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8          Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1          Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2          Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3          Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4          Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)           shall be granted only to an employee of the Company, a Parent Corporation or a Subsidiary Corporation;

(b)           shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)           shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)           shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)           shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)            shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)           shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)           shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5          Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)           cash, personal check or wire transfer;

(b)           with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise (including by attestation), valued at Fair Market Value on the date of exercise;

(c)           with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d)           with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e)           subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1          Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2          Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3          SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4          Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)           The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)           The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1          Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2          Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including time-based restrictions, restrictions based upon the achievement of specific performance goals, vesting based on time-based restrictions following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3          Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4          Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5          Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1          Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2          Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a)           Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)           Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3          Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock and Restricted Stock Units

10.1        Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2        Vesting and Delivery.

(a)           Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b)           Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3        Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted more than 120,000 Shares with respect to Awards in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1        Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2        Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Code Section 409A

16.1        Awards Subject to Code Section 409A. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2        Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a)           Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b)           Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such performance period.

(c)           Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3        Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)           No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)           Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)           No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the scheduled payment would otherwise be made. In the event payments under any 409A Award are scheduled to be made on a fixed schedule or in installments, each scheduled payment or installment shall be treated as a separate payment for purposes of Section 409A of the Code.

16.4        Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)           Separation from Service;

(b)           The date the Grantee becomes Disabled (as defined in Section 2.15(b);

(c)           The Grantee’s death;

(d)           A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e)           A change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5        Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6        Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Grantee’s Election. If the Grantee has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Grantee’s death or Disability.

16.7        No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 17.
Withholding

17.1        Required Withholding.

(a)           The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)                payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)               delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)              requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)             withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)           Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2        Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1        Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2        Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3        Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4        Securities Law Compliance.

(a)           If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)           If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5        Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

18.6        Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Grantee’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee's conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.7        No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.8        Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.9        Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.10     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Grantees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.11     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.12     Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.13     Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.14     Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.15     Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.16     Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.17     Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.18     No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.19     Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders and no Shares shall be issued hereunder pursuant to the exercise or settlement of any Award granted hereunder unless and until the approval of the Plan by the Company’s stockholders.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

 Vote by Internet, Smartphone or Tablet - QUICK   EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

iCAD, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 12, 2024.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY	Please mark your votes like this	☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW. DISCRETIONARY VOTING IS HEREBY CONFERRED AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE AND “FOR” PROPOSALS 2, 3, AND 5, AND FOR “ONE YEAR” FOR PROPOSAL 4.

1. Election of Directors
	FOR all nominees	WITHHOLD AUTHORITY	3.	To approve, by non-binding advisory	FOR	AGAINST	ABSTAIN
(1) Ms. Dana Brown	listed to the left	to vote (except as marked		vote, the resolution approving named
(2) Dr. Rakesh Patel	(except as indicated to	to the contrary for all		executive officer compensation (the	☐	☐	☐
(3) Mr. Andy Sassine	the contrary below)	nominees listed to the left)		“Say on Pay Proposal”).
(4) Dr. Susan Wood
(5) Dr. Hedvig Hricak	☐	☐
(6) Mr. Michael Doyle			4.	To approve, by non-binding advisory	ONE	TWO	THREE
				vote, the preferred frequency of	YEAR	YEARS	YEARS	ABSTAIN
				future non-binding advisory votes on	☐	☐	☐	☐
resolutions approving future named
executive officer compensation (the
“Say on Frequency Proposal”);

(INSTRUCTION: To withhold authority to vote for any individual nominee,					5.	To ratify the appointment of BDO USA,	FOR	AGAINST	ABSTAIN
write that nominee’s name in the space below)						LLP as the independent registered
						public accounting firm for the	☐	☐	☐
company for the fiscal year ending
2.	To approve the Company’s 2024	FOR	AGAINST	ABSTAIN		December 31, 2024.
	Omnibus Equity Incentive Plan	☐	☐	☐
(“Plan”, and such proposal, the “Plan
Proposal”);

CONTROL NUMBER

Signature__________________________Signature if held jointly______________________ Date____________, 2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders to

be held Thursday, June 13, 2024

The Proxy Statement to Stockholders and

2023 Annual Report

are available at:

https://www.cstproxy.com/icad/2024

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

iCAD, INC.

98 Spit Brook Road, Suite 100

Nashua, New Hampshire 03062

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 13, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DANA BROWN and ERIC LONNQVIST, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of iCAD, Inc. (the “Company”) on Thursday, June 13, 2024, at 10:00 AM (EDT), or at any postponements or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side. 188204 iCAD INC Proxy Card Rev2 Back

(Continued, and to be marked, dated and signed, on the other side)